                                                                              -3

                                                                 EXHIBIT (e)(ii)

                    Application for Individual and Multi-Life
                                 Life Insurance

                      Metropolitan Life Insurance Company
                      One Madison Avenue
                      New York, NY 10010-3690

New England Life Insurance Company       General American Life Insurance Company
501 Boylston Street                      700 Market Street
Boston, MA 02116-3700                    St. Louis, MO 63101

MetLife Investors USA Insurance Company  MetLife Investors Insurance Company
222 Delaware Ave, Suite 900              700 Market Street
P.O. Box 25130                           St. Louis, MO 63101
Wilmington, DE 19899

    BELOW ARE INSURANCE FRAUD WARNING STATEMENTS THAT APPLY TO RESIDENTS OF SPECIFIC STATES. PLEASE READ IF THE STATE IN WHICH THE OWNER RESIDES IS LISTED.

ARKANSAS, KENTUCKY, LOUISIANA, NEW MEXICO, OHIO, OKLAHOMA, PENNSYLVANIA

Any person who knowingly and with intent to defraud any insurance company or any other person files an application for insurance or statement of claim containing any materially false information, or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

COLORADO

It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of life insurance and civil damages. It is also unlawful for any insurance company or agent of an insurance company to knowingly provide false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with respect to a settlement or award from insurance proceeds. Such acts shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies to the extent required by applicable law.

WASHINGTON D.C., MAINE, TENNESSEE, VIRGINIA

It is a crime to knowingly provide false, incomplete, or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines, or denial of insurance benefits.

FLORIDA

Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NEW JERSEY

Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

ENB-7-04

                                                                              -4

                                     PART I

Company Use Only    (Policy Numbers/Billing/MSA Number)
________________________________________________________________________________

________________________________________________________________________________

                     [ ] METROPOLITAN LIFE INSURANCE COMPANY

[ ] NEW ENGLAND LIFE INSURANCE COMPANY              [ ] GENERAL AMERICAN LIFE INSURANCE COMPANY
[ ] METLIFE INVESTORS USA INSURANCE COMPANY         [ ] METLIFE INVESTORS INSURANCE COMPANY

          The Company indicated above is referred to as "the Company".
________________________________________________________________________________
1. PROPOSED INSURED #1: Life 1

_______________________________________________________________________________________________________
Name: First,         Middle,     Last            DOB          State/Country of
                                         Sex  Mo./Day/Yr.           Birth        Social Security Number
                                         ______________________________________________________________

_______________________________________________________________________________________________________

   a) Current Residence Address and Phone Number:

_________________________________________________________________________________________________
(Street)                      (City)       (State)                           (Zip)
                                                                            [ ] a.m.   [ ] Home
( ____ )______________  ( ____ )___________ Best time and place to call:____[ ] p.m.   [ ] Work
        (Home Phone)           (Work Phone)
E-Mail Address:__________________________________________________________________________________

   b) Driver's License Number and State of Issue:_______________________________

   c) Employer's Name: _________________________________________________________

   d) Occupation & Duties: _____________________________________________________

   e) Earned Annual Income: $ __________     Net Worth: $_______________________

   f) Are you actively at work?   [ ] Yes [ ] No  (If No, provide details)______

      __________________________________________________________________________

2. PROPOSED INSURED #2: Life 2 or Spouse/Covered Insured/Applicant's Waiver of Premium Benefit (For multiple persons under a Covered Insured rider, complete Other Insureds Supplement for additional persons.)

_______________________________________________________________________________________________________
Name: First,        Middle,   Last                                                      Relationship to
                                              DOB      State/Country Social Security       Proposed
                                      Sex  Mo./Day/Yr.    of Birth       Number           Insured #1
                                      _________________________________________________________________

_______________________________________________________________________________________________________

   a) Current Residence Address and Phone Number (if different than Proposed Insured #1):

_________________________________________________________________________________________________
(Street)                      (City)       (State)                           (Zip)
                                                                            [ ] a.m.   [ ] Home
( ____ )______________  ( ____ )___________ Best time and place to call:____[ ] p.m.   [ ] Work
        (Home Phone)            (Work Phone)
E-Mail Address:__________________________________________________________________________________

   b) Driver's License Number and State of Issue:_______________________________

   c) Employer's Name:__________________________________________________________

   d) Occupation & Duties:______________________________________________________

   e) Earned Annual Income: $______________ Net Worth: $________________________

   f) Are you actively at work? [ ] Yes [ ] No (If No, provide details)_________
   _____________________________________________________________________________

ENB-7-04

                                                                              -5

3. Existing or applied for insurance, including any term riders or annuities:
   (If additional space is needed, provide details in the Supplemental Information section. If any existing insurance, complete state replacement forms as necessary.) If no existing or applied for insurance or annuity, check here. [ ] [TYPE: LIFE (L), DISABILITY (D), HEALTH (H), ANNUITY (A)]


                                         Year
    Proposed              Type            of    Accidental Death
     Insured  Company  (L,D,H,A) Amount  Issue        Amount           1035
________________________________________________________________________________
                                                                    [ ] Yes
________________________________________________________________________________
                                                                    [ ] Yes
________________________________________________________________________________
                                                                    [ ] Yes
________________________________________________________________________________
                                                                    [ ] Yes
________________________________________________________________________________

4. In connection with this application, has there been, or will there be, with this or any other company any: surrender transaction; loan; withdrawal; lapse; reduction or redirection of premium/consideration; or change transaction (except conversions) involving an annuity or other life insurance? (If Yes, complete the Replacement Questionnaire and Disclosure and
   any applicable replacement forms.)                           [ ] Yes  [ ] No

5. INDICATE PLAN AND FACE AMOUNT: [ ] LIST BELOW OR [ ] COMPLETE PRODUCT SUPPLEMENT.

   a) Type of Insurance: [ ] Individual Life [ ]Survivorship/Joint Life
      [ ] Group Conversion (For MetLife only.) (Complete Product Supplement.)
      [ ] Qualified Plan (Employee Group Number________ )

   b) Plan: _______________________________ c) Face Amount: $ __________________
   COMPLETE FOR UNIVERSAL LIFE/VARIABLE LIFE PRODUCTS. (For Variable Life, also complete Variable Life Supplement.)

   d) Planned Premium (modal): Year 1: $ __________ Excess/Lump Sum: $ _________ Renewal (If applicable): $ ___ Planned Annual Unscheduled Payment (If applicable): $ _______________

   e) Definition of Life Insurance Test (If choice is available under policy applied for.):
      [ ]Guideline Premium Test          [ ] Cash Value Accumulation Test

   f) Death Benefit Option/Contract Type: _____________________

   g) Guarantee to Age: ________ or [ ] 5 Years (for MetLife Variable only.)

   h) OPTIONAL BENEFITS/RIDERS/DIVIDEND OPTION: [ ] LIST BELOW OR
      [ ] COMPLETE PRODUCT SUPPLEMENT.
      __________________________________________________________________________
      __________________________________________________________________________
      __________________________________________________________________________

   i) SPECIAL REQUESTS/OTHER: LIST BELOW
      __________________________________________________________________________
      __________________________________________________________________________

   j) Do you request an alternate/additional policy (If available)? [ ]Yes [ ]No (If Yes, provide full details in Supplemental Information section and include signed and dated illustration for each policy requested.)

6. MODE OF PAYMENT

a) Mode of Payment:    [ ] Annual    [ ] Semiannual    [ ] Quarterly    [ ] Monthly     [ ] Bank Draft
                       [ ] Special Accounts ________________________    [ ] Other_____________________
   (Additional details/existing/new account numbers, etc.):___________________________________________

b) Amount collected with application $ _______________ must equal at least one monthly premium.
______________________________________________________________________________________________________

________________________________________________________________________________________________
7. SOURCE OF PAYMENT (Check all that apply:)
   [ ]Earned Income                  [ ]Money Market Fund   [ ]Certificate of Deposit
   [ ]Rollover/Transfer of Assets    [ ]Savings             [ ]Loan [ ]Other_________
   [ ]Mutual Fund/Brokerage Account  [ ]Use of values in another Life Insurance/Annuity Contract
________________________________________________________________________________________________

ENB-7-04

                                                                              -6

_____________________________________________________________________________________________________________
8. What is the purpose of this insurance? (Check all that apply:) [ ] Income Protection [ ] Business Planning

   [ ]Estate Planning    [ ]Mortgage Protection   [ ]Retirement Supplement    [ ]Education Funding
   [ ]Final Expenses     [ ]Charitable Giving     [ ]Other __________________________________________________
_____________________________________________________________________________________________________________

PROVIDE THE FOLLOWING INFORMATION FOR ALL PRIMARY/CONTINGENT OWNERS AND
BENEFICIARIES:

name; relationship to Proposed Insured(s); date of birth; social security/tax ID number; and address. Include E-Mail address. If Trust, provide Trustee Name and Date of Trust. Indicate additional: Owners; Contingent Owners; Primary Beneficiaries; and Contingent Beneficiaries in Supplemental Information section.

________________________________________________________________________________________________________
9. OWNER/CONTINGENT OWNER INFORMATION

   a) Identity of Owner: Proposed Insured #1 [ ] #2 [ ]  b) Identity of Contingent Owner (if applicable):
________________________________________________________________________________________________________

________________________________________________________________________________________________________
10. BENEFICIARY INFORMATION

   NOTE: Multiple beneficiaries will receive equal proceeds unless otherwise requested by Owner.
   a) Identity of Primary Beneficiary: [ ] Owner          b) Identity of Contingent Beneficiary:
________________________________________________________________________________________________________

________________________________________________________________________________
[ ] Check here if all present and future natural or adopted children of Proposed Insured #1 are to be included as Contingent Beneficiaries.
________________________________________________________________________________

11. Billing/Mailing Address:*

   [ ]Proposed Insured #1 Residence      [ ]Proposed Insured #2 Residence
      Address:*                             Address

   [ ]Owner's Address (If not Owner      [ ]Primary Beneficiary's Address (If
      listed in question 9a, indicate       not Beneficiary listed in question
      name and address below.)              10a, indicate name and address
                                            below.)

   [ ]Other Premium Payer (Indicate name and address below.)

      (If Other, indicate relationship to Proposed Insured(s).) ________________ Relationship

________________________________________________________________________________
     (Name:                   Address: Street      City/ State/ Zip)

*If any other special mailing arrangements are needed, indicate in Supplemental
                              Information section.

ENB-7-04

                                                                              -7

12. Is any person to be insured a dependent spouse or dependent
    minor? (If Yes, provide details below.)                      [ ] Yes  [ ] No

   a) Amount of insurance on spouse: Existing: $ _______________
      Applied For: $ _______________

   b) If dependent minor, are there any other siblings insured
      for less than this child? (If Yes, provide details in      [ ] Yes  [ ] No
      Supplemental Information section.)

   c) Amount of existing and applied for insurance on parents of dependent minor:


                        AMOUNT                                     AMOUNT
________________________________________   _________________________________________
Father's Name    Existing    Applied For   Mother's Name    Existing     Applied For
________________________________________   _________________________________________

                                    PART II

13. Within the past three years has any person to be insured      [ ] Yes [ ] No
    flown in a plane other than as a passenger on a scheduled airline or have plans for such activity within the next year?
    (If Yes,complete Aviation Supplement.)

14. Within the past three years has any person to be insured      [ ] Yes [ ] No
    participated in or intend to participate in any: underwater sports (SCUBA diving, hardhat, skin diving, snorkeling); sky sports (skydiving, hang gliding, parachuting, ballooning);
    racing sports (motorcycle, auto, motor boat); rock or mountain climbing; bungee jumping or other similar activities? (If Yes, complete Avocation Supplement.)

15. Are all persons to be insured U.S. citizens? (If No, provide [ ] Yes [ ] No details below including: country of citizenship; Visa/ID
    Card type; number; and expiration date.)

16. Has any person to be insured traveled or resided outside the [ ] Yes [ ] No U.S. or Canada in the past two years OR does any person to be insured intend to travel or reside outside the U.S. or Canada in the next 12 months? (If Yes, provide details below including: country; city; duration; and purpose.)

17. Has any person to be insured ever used tobacco products:      [ ] Yes [ ] No
    (e.g. cigarettes; cigars; pipes; smokeless tobacco; chew) or nicotine substitutes: (e.g. patch or gum)? (If Yes, provide type, amount, date last used, and frequency below.)

18. Has any person to be insured: ever had a driver's license     [ ] Yes [ ] No
    suspended or revoked; ever been convicted of DUI or DWI; or had any moving violations in the last five years? (If Yes, provide details below.)

Give details for question 15 through 18. Attach additional sheet(s), if necessary.

                                Question
     Proposed Insured           Number(s)       Date                 Details
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

19. Attending Physician(s) of the Proposed Insured(s): (Provide:
   name; address; phone number; date; and reason for last consultation. Attach additional sheet(s), if necessary.)

                         PROPOSED INSURED #1
________________________________________________________________________________
Physician's name, address and phone number       Date/Reason/Diagnosis/Treatment

________________________________________________________________________________
                         PROPOSED INSURED #2
________________________________________________________________________________
Physician's name, address and phone number       Date/Reason/Diagnosis/Treatment

________________________________________________________________________________

ENB-7-04

                                                                              -8

20. Proposed Insured #1 Height: ________  Weight: ________  Proposed Insured #2 Height: _______ Weight: ________

21. Has any person proposed for insurance EVER received treatment, attention, or advice from any physician, practitioner or health facility for, or been told by any physician, practitioner or health facility that he/she had :
    (Provide details for each Yes answer below.)

   a) High blood pressure; chest pain; heart attack; or any other [ ] Yes [ ] No disease or disorder of the heart or circulatory system?

   b) Asthma; bronchitis; emphysema; sleep apnea; shortness of    [ ] Yes [ ] No
      breath; or any other disease or disorder of the respiratory system?

   c) Seizures; stroke; paralysis; Alzheimer's disease; multiple [ ] Yes [ ] No sclerosis; Parkinson's; or any other disease or disorder of the brain or nervous system?

   d) Ulcers; colitis; hepatitis; cirrhosis; or any other disease [ ] Yes [ ] No or disorder of the liver, gallbladder, stomach, or intestines?

   e) Any disease or disorder of: the kidney; bladder; or         [ ] Yes [ ] No
      prostate; or protein or blood in the urine?

   f) Diabetes; thyroid disorder; or any other endocrine          [ ] Yes [ ] No
      disorders?

   g) Arthritis; gout; or disorder of the muscles, bones, or      [ ] Yes [ ] No
      joints?

   h) Cancer; tumor; polyp; cyst; anemia; leukemia; or any other [ ] Yes [ ] No disorder of the blood or lymph glands?

   i) Depression; stress; anxiety; or any other psychological or [ ] Yes [ ] No emotional disorder or symptoms?

22. Has any person proposed for insurance: (Provide details for each Yes answer below.)

   a) In the past six months, taken any medication or been under [ ] Yes [ ] No observation or treatment?

   b) Scheduled any: doctor's visits; medical care; or surgery    [ ] Yes [ ] No
      for the next six months?

   c) During the past five years had any: checkup; health         [ ] Yes [ ] No
      condition; or hospitalization not revealed above?

   d) Ever been diagnosed with, treated by a medical professional [ ] Yes [ ] No for, or tested positive for any of the following:

      Acquired Immune Deficiency Syndrome (AIDS); AIDS Related
      Complex (ARC); AIDS (Human Immunodeficiency Virus (HIV)) virus; or antibodies to the AIDS (HIV) virus?

   e) Ever used heroin, cocaine, barbiturates, or other drugs,    [ ] Yes [ ] No
      except as prescribed by a physician or other licensed practitioner?

   f) Have you ever received treatment from a physician or        [ ] Yes [ ] No
      counselor regarding the use of alcohol, or the use of drugs except for medicinal purposes; or received treatment or advice from an organization that assists those who have an alcohol or drug problem?

23. ANSWER QUESTION 23 ONLY WHEN REQUESTING THE LONG-TERM CARE GUARANTEED PURCHASE OPTION. (PROVIDE DETAILS FOR EACH YES ANSWER BELOW.)

   a) Do you currently use any mechanical equipment i.e.: a       [ ] Yes [ ] No
      walker; wheelchair; leg braces; or crutches?

   b) Do you need any assistance; or supervision with the         [ ] Yes [ ] No
      following activities bathing; dressing; walking; moving in/out of a chair or bed; toileting; continence; or taking medication?

GIVE DETAILS OF EACH YES ANSWER FROM QUESTIONS 21, 22, AND 23. ATTACH ADDITIONAL
                     SHEET(S), IF NECESSARY.

    Proposed     Question                                 Date/Duration
    Insured       Number    Name/Address of Physician         Illness     Diagnosis/Severity/Treatment
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________
_______________________________________________________________________________________________________

ENB-7-04

                                                                              -9

24. Has a parent or sibling of any person to be insured ever had [ ] Yes [ ] No heart disease, coronary artery disease, high blood pressure, cancer, diabetes or mental illness? (If Yes, complete rest of question 24.)

Relationship to Proposed                                      State of Health (Specific Conditions) or Cause of Death
       Insured #1:         Age(s) if Living   Age(s) at Death        (Attach additional sheet(s), if necessary.)
_____________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________

Relationship to Proposed                                      State of Health (Specific Conditions) or Cause of Death
       Insured #2:         Age(s) if Living   Age(s) at Death        (Attach additional sheet(s), if necessary.)
_____________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________

SUPPLEMENTAL INFORMATION SECTION OR SPECIAL REQUESTS FROM AGENT/PRODUCER. Attach additional sheet(s) if necessary.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

HOME OFFICE ENDORSEMENTS: (Not applicable to: FL, KY, MD, MA, MN, MO, OR, PA, PR, WV, WI.)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

ENB-7-04

                                                                             -10

                              AGREEMENT/DISCLOSURE

I HAVE READ THIS APPLICATION FOR LIFE INSURANCE INCLUDING ANY AMENDMENTS AND SUPPLEMENTS AND TO THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS ARE TRUE AND COMPLETE. I ALSO AGREE THAT:

- My statements in this application and any amendment(s), paramedical/medical exam and supplement(s) are the basis of any policy issued.

- My acceptance of any insurance policy means I agree to any changes shown in the Home Office Endorsements section, where state law permits Home Office endorsements.

- This application and any: amendment(s); paramedical/medical exam; and supplement(s) that become part of the application, will be attached to and become part of the new policy.

- Only the Company's President, Secretary or Vice-President may: (a) make or change any contract of insurance; (b) make a binding promise about insurance; or (c) change or waive any term of an application, receipt, or policy.

- No information will be deemed to have been given to the Company unless it is stated in this application and its supplement(s), paramedical/medical exam, and amendment(s).

- Except as stated in the Temporary Insurance Agreement and Receipt, no insurance will take effect until a policy is delivered to the Owner and the full first premium due is paid. It will only take effect at the time it is delivered if: (a) the condition of health of each person to be insured is the same as stated in the application; and (b) no person to be insured has received any medical advice or treatment from a medical practitioner since the date of the application.

- I understand that paying my insurance premiums more frequently than annually may result in a higher yearly out-of-pocket cost or different cash values.

- If I intend to replace existing insurance or annuities, I have so indicated in question 4 of this application.

- I have received the Company's Consumer Privacy Notice and, as required, the Life Insurance Buyer's Guide.

- If I was required to sign an HIV Informed Consent Authorization, I have received a copy of that Authorization.

SUBSTITUTE FORM W-9 - REQUEST FOR TAXPAYER IDENTIFICATION NUMBER

UNDER PENALTIES OF PERJURY, I, __________________ ( _________________ ) CERTIFY:
                                  (Owner's Name)    (Owner's Taxpayer ID #)

1) THAT THE NUMBER SHOWN ABOVE IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER; AND

2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I HAVE NOT BEEN NOTIFIED BY THE IRS THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS; OR (b) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING; AND

3) I AM A U.S. CITIZEN OR A U.S. RESIDENT FOR TAX PURPOSES.*

PLEASE NOTE: CROSS OUT AND INITIAL ITEM 2 IF SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST AND DIVIDEND INCOME. THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS TO AVOID BACKUP WITHHOLDING.

*If you are not a U.S. citizen or a U.S. resident for tax purposes, please complete form W-8BEN.

SIGNATURES:

                                       Signed at City, State        Mo./Day/Yr.                SIGNATURE
OWNER*                                 _____________________      ________________      X______________________
(age 15 or over)
(If other than a Proposed Insured)

PROPOSED INSURED #1                    _____________________      ________________      X______________________
(age 15 or over)

PROPOSED INSURED #2                    ____________________       ________________      X______________________
(age 15 or over)

PARENT OR GUARDIAN OR PERSON
LIABLE FOR CHILD'S SUPPORT             ____________________       ________________      X______________________
(Signature required if Owner or Proposed Insured(s) is/are under the age of 18 and the Parent, Guardian or person liable for the child's support has not signed above.)

WITNESS TO SIGNATURES                  ____________________           _______________   X______________________
(Licensed Agent/Producer)

*IF THE OWNER IS A FIRM OR CORPORATION, INCLUDE OFFICER'S TITLE WITH SIGNATURE.
(OFFICER SIGNING MUST BE OTHER THAN A PROPOSED INSURED.)

ENB-7-04

                                                                              P5

APPLICATION FOR LIFE INSURANCE    Case/Policy No./Proposed Insured______________

                     GENERAL AMERICAN LIFE INSURANCE COMPANY

                            VARIABLE LIFE SUPPLEMENT

           This supplement will be attached to and become part of the application with which it is used.

A) CLIENT'S GENERAL RISK TOLERANCE FOR INVESTING: (CHOOSE ONE.)

[ ] Conservative   [ ]Conservative to Moderate   [ ] Moderate   [ ] Moderate to Aggressive   [ ] Aggressive

B) CLIENT'S INVESTMENT OBJECTIVE FOR THE POLICY'S FUND OPTIONS: (CHOOSE ONE.)

[ ] Capital Preservation    [ ] Income    [ ] Growth & Income   [ ] Growth   [ ] Aggressive Growth

DIVISION/ACCOUNT ALLOCATION (Indicate in whole percentages.)

Please select divisions/account that are appropriate for the RISK TOLERANCE and INVESTMENT OBJECTIVE indicated above. Some fund options may be appropriate for more than one investment objective. For more complete information about a specific fund, including charges and expenses, please read the prospectus carefully.

              THE TOTAL DIVISION/ACCOUNT ALLOCATION MUST EQUAL 100%

CAPITAL PRESERVATION:

 ______ %   State Street Research Money Market
 ______ %   General American General Account

INCOME:
 ______ %   Fidelity VIP High Income
 ______ %   Lehman Brothers(R) Aggregate Bond Index
 ______ %   Lord Abbett Bond Debenture
 ______ %   PIMCO Total Return
 ______ %   Salomon Brothers U.S. Government
 ______ %   State Street Research Bond Income

GROWTH & INCOME:
 ______ %   Fidelity VIP Equity-Income
 ______ %   MFS Total Return
 ______ %   Neuberger Berman Real Estate
 ______ %   State Street Research Diversified

GROWTH:
 ______ %   American Funds Growth
 ______ %   American Funds Growth-Income
 ______ %   Davis Venture Value
 ______ %   FI Mid Cap Opportunities
 ______ %   Fidelity VIP Growth
 ______ %   Harris Oakmark Focused Value
 ______ %   Harris Oakmark Large Cap Value
 ______ %   Janus Aggressive Growth
 ______ %   Met/AIM Mid Cap Core Equity

GROWTH (CONTINUED):
 ______ %   MetLife Mid Cap Stock Index
 ______ %   MetLife Stock Index
 ______ %   Neuberger Berman Partners Mid Cap Value
 ______ %   State Street Research Large Cap Growth
 ______ %   State Street Research Large Cap Value
 ______ %   T. Rowe Price Large Cap Growth
 ______ %   T. Rowe Price Mid-Cap Growth

AGGRESSIVE GROWTH:
 ______ %   American Funds Global Small Capitalization
 ______ %   Fidelity VIP Overseas
 ______ %   FI International Stock
 ______ %   Harris Oakmark International
 ______ %   Met/AIM Small Cap Growth
 ______ %   Morgan Stanley EAFE(R) Index
 ______ %   PIMCO PEA Innovation
 ______ %   Russell 2000(R) Index
 ______ %   State Street Research Aggressive Growth
 ______ %   State Street Research Aurora
 ______ %   T. Rowe Price Small Cap Growth

OTHER:
 ______ %   ____________________________________________
 ______ %   ____________________________________________
 ______ %   ____________________________________________
 ______ %   ____________________________________________

                                                        (Continued on next page)

GFND-04-02 (REV 8/04) FF

                                                                          1 of 2

                                                                              P6

                          CAREFULLY READ THE FOLLOWING:

VARIABLE LIFE INSURANCE IS GENERALLY NOT APPROPRIATE FOR TIME HORIZONS OF LESS THAN 10 YEARS. THESE PRODUCTS ARE LONG-TERM INVESTMENTS THAT MAY HAVE SIGNIFICANT SHORT-TERM SURRENDER CHARGES. VARIABLE LIFE INSURANCE IS DESIGNED TO PROVIDE DEATH BENEFIT PROTECTION WHILE OFFERING THE POTENTIAL FOR LONG-TERM CASH VALUE ACCUMULATION AND MAY NOT BE APPROPRIATE IN SITUATIONS WHERE SIGNIFICANT LIQUIDATION OF ASSETS IN THE NEAR FUTURE IS EXPECTED.

*I request a copy of the Statement of Additional Information for the following Investment Companies:_______________________________

Is a current Consumer Information Statement on file with the
selling broker-dealer?                                            [ ] Yes [ ] No
                                (If No, one must be submitted with application.)

SUITABILITY:

a) Have you received a prospectus for the policy applied for?                                        [ ] Yes [ ] No
   If Yes: Date of prospectus __________________ Date of any supplement ____________________

b) For Private Placement Only: Did you receive the Memorandum of Understanding?                      [ ] Yes [ ] No
   If "Yes", Memorandum: Number ________ Date ____________ Date of supplement ______________

c) Did your agent/producer review your financial situation, risk tolerance and
   investment objectives prior to completing this application?                                       [ ] Yes [ ] No
   If "No", on what basis was this product recommended? ____________________________________
   _________________________________________________________________________________________

d) Do you understand that:

   1) The amount and duration of the death benefit may increase or decrease depending on the
      policy's investment return, subject to any guarantees provided by the policy?                  [ ] Yes [ ] No

   2) There is no guaranteed minimum cash value and the cash value may increase or decrease
      depending on the policy's investment return?                                                   [ ] Yes [ ] No

e) Do you believe that this policy and the fund options you have selected will meet your
   insurance needs and financial objectives?                                                         [ ] Yes [ ] No

OWNER'S FINANCIAL INFORMATION

f) Annual Income       $ __________________

g) Net Worth           $ __________________ (Exclude personal residence, automobiles & home furnishings)

Important Information:

-  THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER SPECIFIED CONDITIONS.

- THE CASH VALUE MAY INCREASE OR DECREASE, EVEN TO THE EXTENT OF BEING REDUCED TO ZERO, IN ACCORDANCE WITH SEPARATE INVESTMENT ACCOUNT EXPERIENCE.

- THE COST OF INSURANCE RATES FOR THIS POLICY MAY CHANGE. THE RATES CURRENTLY BEING CHARGED ARE NOT GUARANTEED, AND THE COMPANY MAY CHARGE THE FULL MAXIMUM GUARANTEED RATES.

- ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS AND CASH VALUES, ARE AVAILABLE UPON REQUEST.

GFND-4-02  (REV 3/04) FF

                                                                          2 of 2